UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to  240.14a-12


                         COMPETITIVE TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

         *
       *****
     **-----**
   **-----       COMPETITIVE
 ****----        TECHNOLOGIES
   **=====       Unlocking the Potential of Innovation (R)
     **=====**
       *****
         *  (R)











Dear Shareholder:

     You are cordially invited to attend the Competitive Technologies, Inc. Annual Meeting of Shareholders on Friday, April 17, 2009 at 11:00 a.m. ET. The meeting will be held at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, Connecticut, phone (203) 967-2222.

     The matters to be acted upon are described in the accompanying notice of Annual Meeting and proxy statement. At the meeting, we will also report on our company's successful commercialization of our pain therapy medical device including FDA and CE approvals and distribution agreements covering over 45% of the world's population. I look forward to discussing our exciting business opportunities and responding to any questions you may have.

     This year we are pleased to apply the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to stockholders primarily over the Internet. We believe this new method should expedite receipt of your proxy materials, lower costs of our Annual Meeting and help conserve natural resources. We encourage you to vote via the Internet by following the links to the Proxy Statement and Annual Report, which are both available at www.proxyvote.com.

     YOUR VOTE IS VERY IMPORTANT.  I URGE YOU TO VOTE "FOR" ALL PROPOSALS.

Please review your proxy materials carefully and vote today.

On behalf of the Board of Directors, I express our appreciation for your continued support toward the profitable growth of CTT. We look forward to seeing you at the Annual Meeting.

                                        Very truly yours,


                                        \s\ John B. Nano
                                        ----------------
                                        John B. Nano
                                        Chairman, President and CEO


Fairfield, Connecticut
March 2, 2009

                         Page intentionally left blank

                         COMPETITIVE TECHNOLOGIES, INC.
                               777 COMMERCE DRIVE
                          FAIRFIELD, CONNECTICUT 06825


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Competitive Technologies, Inc. will be held at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, CT, on Friday, April 17, 2009, at 11:00 a.m. ET. The purposes of the meeting are:

     1. To elect five Directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified, and

     2. To ratify the selection of MHM Mahoney Cohen, CPAs as our independent registered public accounting firm for the fiscal year ending July 31, 2009, and

     3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Our board of directors recommends a vote FOR Items 1 and 2. Only shareholders of record at the close of business on February 23, 2009 will be entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. The board has successfully commercialized the pain therapy medical device with FDA and CE approval, and completed distribution agreements that have the potential to be the most profitable technology in our 40 year history. Now we need your vote.

     WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. PLEASE REFER TO THE SPECIFIC VOTING INSTRUCTIONS.

                                   By Order of the Board of Directors,



                                   JOHN B. NANO
                                   Chairman, President and CEO
                                   Fairfield, Connecticut
                                   March 2, 2009


                                                 *
                                               *****
                                             **-----**
                                           **-----       COMPETITIVE
                                         ****----        TECHNOLOGIES
                                           **=====       Unlocking the Potential
                                             **=====**   of Innovation (R)
                                               *****
                                                 *  (R)

INTERNET AVAILABILITY OF PROXY MATERIALS

     We are furnishing proxy materials to our shareholders primarily via the Internet under rules adopted by the U.S. Securities and Exchange Commission
(SEC), instead of mailing printed copies of those materials to each shareholder. Our shareholders are receiving a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote via the Internet or telephone.

     This process is designed to expedite shareholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. If you would prefer to continue to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

HOW TO VOTE

     If your shares are held by a broker, bank or other stockholder of record exercising fiduciary powers which holds securities of record in nominee name or otherwise, typically referred to as being held in "street name", you may receive a separate voting instruction form, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or telephone.

     If you are a stockholder with shares registered in your name, you may vote by either of the following methods:

     - VOTE VIA THE INTERNET, by going to the web address www.proxyvote.com and following the instructions for internet voting.

     - VOTE BY TELEPHONE, by dialing 1-800-690-6903 and following the instructions for telephone voting.

     PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER STOCKHOLDER OF RECORD AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

                         COMPETITIVE TECHNOLOGIES, INC.

                              -------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                              -------------------

     The Board of Directors is furnishing shareholders this proxy statement to solicit proxies to be voted at the Annual Meeting of Shareholders of Competitive Technologies, Inc. (CTT), a Delaware corporation. The meeting will be held on Friday, April 17, 2009, at 11:00 a.m. ET at the Hilton Stamford Hotel & Executive Meeting Center, 1 First Stamford Place, Stamford, CT.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     Record Date. The record date for the Annual Meeting is the close of business on February 23, 2009. Only shareholders of record on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     Quorum. The Company's bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

     Voting Your Proxy. Exercise your vote in accordance with the method of your choice, via the Internet or by telephone. The proxy will be voted as you direct. In the event no directions are specified, your shares will be voted (1) FOR the election of the nominees named below as directors; (2) FOR the ratification of the selection of MHM Mahoney Cohen CPAs; and at the discretion of the designated proxy holders as to other matters that may properly come before the Annual Meeting.

     IF YOU ARE A SHAREHOLDER OF RECORD, holding a stock certificate registered in your name on the books of our transfer agent, American Stock Transfer & Trust Company, as of the close of business on February 23, 2009, and attend the meeting, you may vote in person at the meeting on proxies available at the meeting for that purpose, or revoke a previously submitted proxy and complete a new proxy.

     IF YOUR SHARES ARE HELD IN A STOCK BROKERAGE ACCOUNT WITH YOU AS A BENEFICIAL OWNER, your broker may vote your shares on your behalf unless you have previously informed your broker not to do so, otherwise,

     - you must return your voting instructions to your broker or nominee, the holder of record, OR
     - you must vote your shares through your broker or nominee via the internet or by phone, OR
     - if you wish to vote in person at the meeting, you must obtain from the record holder and bring to the meeting a proxy SIGNED BY THE RECORD HOLDER identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the meeting. (You may NOT use the voting instruction form provided by your broker or nominee to vote in person at the meeting.)

     Revoking Your Proxy. You may revoke your proxy at any time before the voting closes by notifying us; no formal procedure is required. Votes are tabulated by an independent agent, and treported at the Annual Meeting.

     We intend to make available to our shareholders this proxy statement, including the Notice of Annual Meeting of Shareholders, on or about March 2, 2009.

     Holders of common stock and of preferred stock at the close of business on the record date of February 23, 2009, are entitled to vote at the meeting:

     Common stock:     8,640,379 shares outstanding, one vote per share

     Preferred stock:  2,427 shares outstanding, one vote per share

     If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the meeting, but will not be voted in determining approval of any matter submitted to shareholders for a vote. An abstention will have the same effect as a negative vote on a matter submitted to shareholders for a vote. If a broker indicates that it does not have discretionary authority to vote on a particular matter, broker non-votes, those shares will be counted as shares present in determining the presence of a quorum for the meeting but will not be considered present or entitled to vote with respect to that particular matter.

                           1.  ELECTION OF DIRECTORS

     At the Annual Meeting, shareholders will elect a Board of five directors by a plurality of the votes cast. Our Board of Directors proposes the five nominees named below. We recommend voting FOR the five named nominees for the Company to continue the successful commercialization of our pain therapy medical device.

     All nominees named below served as directors since the last Annual Meeting of Shareholders. There are no family relationships among our executive officers and directors. Based on its review of the relationships between its existing directors, as director nominees, and CTT, the Board of Directors has affirmatively determined that if these nominees are elected, a majority of our directors will be independent under the rules of the NYSE Alternext US and CTT's Corporate Governance Principles.

     If any nominee is unable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board. Each director will serve until the next Annual Meeting of Shareholders, or until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We believe that all nominees will be available for election as a director for the prescribed term.

     The following table sets forth information regarding each nominee for director according to the information furnished to us by each such nominee:

                               POSITIONS CURRENTLY  COMMITTEE    DIRECTOR OF
NAME                      AGE  HELD WITH CTT        MEMBERSHIPS  CTT SINCE
------------------------  ---  -------------------  -----------  -------------
Joel M. Evans, M.D.        48  Director             A, N         February 2007

Richard D. Hornidge, Jr.   63  Director             A, C*        February 2007

Rustin Howard              52  Director             C, N*        October 2007

                               Chairman of the
                               Board of Directors,
                               President and Chief
John B. Nano               64  Executive Officer    --           February 2007

William L. Reali           66  Director             A*, N        February 2007

JOEL M. EVANS, M.D. Dr. Evans founded The Center for Women's Health in Stamford, Connecticut in June 1996 and since then has been its Director. From November 1996 to present, Dr. Evans has been a lecturer and senior faculty member of The Center for Mind Body Medicine in Washington, D.C. Dr. Evans has been featured in magazines as well as interviewed on television and radio shows across the country. Dr. Evans is an Assistant Clinical Professor at the Albert Einstein College of Medicine in New York City and helped create a clinical study at Columbia University Medical Center for use of the herb, black cohosh, in breast cancer. From November 2005 to present, Dr. Evans has been a member of the Scientific Advisory Board for Metagenics Incorporated, a nutritional supplement manufacturer. Dr. Evans brings key nutriceutical experience to the Company.

     Dr. Evans completed his undergraduate and medical studies at the Sophie Davis School of Biomedical Education of the City College of New York and the Mt. Sinai School of Medicine. He fulfilled his residency at the Albert Einstein College of Medicine.

RICHARD D. HORNIDGE, JR. Mr. Hornidge has been a tennis professional since February 2005, currently at the Newburyport Racquet Club in Newburyport, Massachusetts, and earlier at Willows Racquet Club in North Andover, Massachusetts.

Prior to that he was an independent consultant. From June 1984 through June 1989, Mr. Hornidge was President of Travis Associates, an employment agency. Mr. Hornidge was a program coordinator for Raytheon from 1973 through 1984, where he was involved in the Patriot Missile test equipment program.

     He has won numerous tennis tournaments, and was a member of two USTA teams that competed nationally. He was ranked #1 in New England in paddle-tennis for most of his 20-year career, in the top 16 on a national level, and was three-time National Champion in various senior divisions.

     Mr. Hornidge received a BA from Boston University after a stint in the U.S. Navy.

RUSTIN HOWARD. Mr. Howard is principal of Whitesand Investments LLC, an angel investment organization.

     In 1990, he founded and served as CEO and Chairman of Phyton, Inc., a world leader in the use of proprietary plant cell fermentation technology, including the production of paclitaxel, the active ingredient of Bristol-Myers Squibb's multi-billion dollar anticancer drug, Taxol . Phyton was sold to DFB Pharmaceuticals, Inc. in 2003.

     Additionally, Mr. Howard is the Chairman of DeepGulf, Inc., and a co-owner and officer of Silver Bullet Technology. DeepGulf builds underwater pipelines and associated facilities in deep and ultra-deep offshore oil and gas production fields. Silver Bullet Technology, where he has been primarily responsible for corporate and financial oversight as well as strategic planning, manufactures and sells software for the banking and payment processing industry. Previously, he served as president and CEO of BioWorks Inc., a biotechnology company he founded to develop, produce, and sell products that replace chemical pesticides.

     He earned his MBA from Cornell University's Johnson Graduate School of Management, where he focused his studies on Entrepreneurship, and managing innovation and technology.

JOHN B. NANO. Mr. Nano is President and Chief Executive Officer of Competitive Technologies, Inc. and Chairman of the Board of Directors. In January 2006 Mr. Nano became President and Chief Executive Officer of Articulated Technologies, LLC. a company involved in creating and commercializing patented light emitting diode technologies for global solid-state lighting applications. He is currently a member of their Board of Directors. Mr. Nano served as President and CEO, and a member of the Board of CTT from June 2002 through June 2005. He has a broad background in domestic and international operating experience with technology-based companies focusing on life sciences, physical sciences, digital technology and electronics. Prior to joining CTT in 2002, Mr. Nano held various executive leadership positions in operations, strategic planning, business development, M&A and finance, including at Stonehenge Network Holdings, N.V. as a Principal, at ConAgra Trade Group, a subsidiary of ConAgra, Inc., as Executive VP and Chief Financial Officer; at Sunkyong America, a subsidiary of the Sunkyong Group, a Korean conglomerate, as Executive VP and Chief Financial Officer, and as President of an Internet Startup Division of Sunkyong America.

     Mr. Nano is a graduate of MIT's Sloan School Executive Program, holds an MBA in Finance from Northeastern University, and a BS in Chemical Engineering from Worcester Polytechnic Institute.

WILLIAM L. REALI. Mr. Reali is a Certified Public Accountant with the firm of Reali, Giampetro and Scott in Canfield, Ohio. The firm provides auditing and other related accounting and tax services to a diverse group of business clients. Over the past five years, Mr. Reali's primary responsibility with the firm has been business consulting, working with large and small national and multinational clients. He has worked with distressed companies, assisting them with cost reduction, turn-around programs and re-organization.

     Serving as Chairman of various community associations, Mr. Reali donates a great deal of time to local organizations.

     Mr. Reali received his BA from Youngstown State University.

VOTE REQUIRED

     The affirmative vote of a plurality of the shares our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the five nominees described above.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the election of each of the individuals named above.

                              CORPORATE GOVERNANCE

     CTT's Corporate Governance Principles, Corporate Code of Conduct, the Committee Charters for the Audit, Compensation and Stock Option, and Nominating and Corporate Governance Committees of the Board of Directors, the unofficial restated Certificate of Incorporation and the By-Laws are all available on our website at www.competitivetech.net/investors/governance.html.
           -------------------------------------------------

BOARD MEETINGS AND COMMITTEES

The Board has three committees, as follows:


                           COMPENSATION AND STOCK      NOMINATING AND CORPORATE
AUDIT COMMITTEE            OPTION COMMITTEE            GOVERNANCE COMMITTEE
------------------------   -------------------------   ------------------------

William L. Reali,          Richard D. Hornidge, Jr.,   Rustin Howard,
Chairman                   Chairman                    Chairman

Joel M. Evans, M.D.        Rustin Howard               Joel M. Evans, M.D.

Richard D. Hornidge, Jr.   Ralph S. Torello            William L. Reali

     During the fiscal year ended July 31, 2008, the board of directors met seven times, the audit committee held four meetings and the compensation committee held two meetings. The nominating and corporate governance committee held three meetings during fiscal year ended July 31, 2008. In 2008, all directors attended at least 75% of all meetings of the board of directors and the committees on which they served after becoming a member of the board or committee. We and the board expect all directors to attend the next Annual Meeting barring unforeseen circumstances or irresolvable conflicts.

Audit Committee

     The function of the Audit Committee is to assist the Board in fulfilling its responsibility to the shareholders relating to our corporate accounting matters, financial reporting practices, and the quality and integrity of our financial reports. The Audit Committee's purpose is to assist the Board with overseeing:

     - the reliability and integrity of our financial statements, accounting policies, internal controls and disclosure practices;
     - our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
     - our independent auditor's qualifications, engagement, compensation, and independence;
     -    the performance of our independent auditor; and

     - the production of an annual report of the Audit Committee for inclusion in our annual proxy statement.

     The Audit Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Audit Committee is an independent director in accordance with the applicable rules of the NYSE Alternext US and any other applicable legal or regulatory requirements. It has also determined that each member is financially literate and has identified Mr. Reali, who is a certified public accountant, as an audit committee financial expert as defined by the Securities and Exchange Commission.

Compensation and Stock Option Committee

     The purpose of the Compensation Committee is to:

     - review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on this evaluation;
     - review and approve the compensation of our other officers based on recommendations from the CEO;
     - review, approve and make recommendations to the Board with respect to incentive compensation plans or programs, or other equity-based plans or programs, including but not limited to our Annual Incentive Plan, our 1997 Employees' Stock Option Plan, and our 401(k) Plan; and
     - produce an annual report of the Compensation Committee on executive compensation for inclusion in our annual proxy statement.

     The Compensation Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Compensation Committee is an independent director in accordance with the applicable rules of the NYSE Alternext US and any other applicable legal or regulatory requirements.

Nominating and Corporate Governance Committee

     The purpose of the Nominating Committee is to:

     - identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
     - recommend to the Board, candidates for all directorships to be filled by the Board or our shareholders;
     - in consultation with the Chairman of the Board, recommend to the Board, members of the Board to be appointed to committees of the Board and the chairpersons thereof, including filling any vacancies;
     - develop and recommend to the Board a set of corporate governance principles applicable to us;
     - oversee, evaluate and monitor the Board and its individual members, and our corporate governance principles and procedures; and
     - fulfill such other duties and responsibilities as may be set forth in its charter or assigned by the Board from time to time.

     The Nominating Committee is to be composed of not less than three of our independent directors. The Board has determined that each member of the Nominating Committee is an independent director in accordance with the applicable rules of the NYSE Alternext US and any other applicable legal or regulatory requirements.

     The Nominating Committee will consider nominees recommended by shareholders but have not designated any special procedures shareholders need to follow to submit those recommendations. The Nominating Committee has not designated any such procedures because as discussed below under the heading "Shareholder Communications to the Board," shareholders are free to send written communications directly to the Board, committees of the Board, and/or individual directors, at our corporate address in care of our Secretary.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

     Shareholders may send communications in writing to the Board, committees of the Board, and/or to individual directors, at our corporate address in care of our Secretary. Written communications addressed to the Board are reviewed by the Chairman of the Board for appropriate handling. Written communications addressed to an individual Board member are forwarded to that person directly.

BENEFICIAL OWNERSHIP OF SHARES

     The following information indicates the beneficial ownership of our Common Stock by each director nominee, and by each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock. The indicated owners, with sole voting and investment power, furnished such information to us as of February 23, 2009, except as otherwise indicated in the footnotes.

NAMES OF BENEFICIAL OWNERS                AMOUNT
(AND ADDRESS, IF OWNERSHIP IS        BENEFICIALLY
MORE THAN 5%)                               OWNED           PERCENT (%)
Director nominees
-----------------
Joel M. Evans, M.D.                        38,800 (3)                *
Richard D. Hornidge, Jr.                  110,000 (3)              1.3
Rustin Howard                              56,000 (3)                *
John B. Nano                              316,672 (1)(3)           3.5
William L. Reali                           43,000 (3)                *
     Director nominees total:             564,472                  6.2
     ------------------------

Five percent beneficial owner
-----------------------------

ROI Capital Management, Inc.
300 Drakes Landing Road, Suite 175
Greenbrae, CA 94904                       579,200 (2)              6.7

  *     Less than 1%
(1)     Includes 4,150 shares as beneficially owned within employee 401(k) plan.
(2) Share information from Schedule 13G/A reported by the Securities and Exchange Commission February 13, 2009.
(3) Persons listed below have the right to acquire the listed number of shares upon exercise of stock options:

     NAME                                         RIGHT TO ACQUIRE
     -------------------------------------------  ----------------
     Joel M. Evans, M.D.                                    30,000
     Richard D. Hornidge, Jr.                               30,000
     Rustin Howard                                          30,000
     John B. Nano                                          300,000
     William L. Reali                                       30,000
     Directors and Executive Officers as a Group           420,000

     On February 23, 2009, the stock transfer records maintained by us with respect to our Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares. No directors own Preferred Stock.

                             DIRECTOR COMPENSATION

     The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered during fiscal year 2008 to the non-employee Board of Director members:

                                              OPTION    OTHER EQUITY
                             FEES EARNED OR   AWARDS    COMPENSATION
NAME                         PAID IN CASH     (3)       (4)               TOTAL
---------------------------  ---------------  --------  --------------  -------
Joel M. Evans, M.D.(1)       $        19,500  $25,960   $       3,775   $49,235
Richard D. Hornidge, Jr.(1)           20,500   25,960           3,775    50,235
Rustin Howard (2)                     15,000   23,850               -    38,850
William L. Reali (1)                  26,000   25,960           3,775    55,735
Ralph S. Torello (1)(5)               19,000   25,960           3,775    48,735

(1) Each of these directors, elected to office on February 2, 2007, on August 2, 2007 received a stock option for 10,000 shares of common stock at $2.58 per share as their initial award under the 2000 Directors Stock Option Plan. We estimated the fair value of stock awards at $1.671 per share using the Black-Scholes option valuation model with expected life of five years, risk free interest rate of 4.62%, volatility of 75.746% and dividend yield of 0
(2) Appointed by the Board on October 5, 2007, Mr. Howard received a stock option for 10,000 shares of common stock at $2.29 per share as his initial award under the 2000 Directors Stock Option Plan. We estimated the fair value of stock award at $1.46 per share using the Black-Scholes option valuation model with expected life of five years, risk free interest rate of 4.33%, volatility of 74.408% and dividend yield of 0.
(3) Each director serving on January 2, 2008 received a stock option for 10,000 shares of common stock at $1.51 per share under the 2000 Directors Stock Option Plan. We estimated the fair value of stock awards at $0.925 per share using the Black-Scholes option valuation model with expected life of 5 years, risk free interest rate of 3.28%, volatility of 71.909% and dividend yield of 0.
(4) Each director serving on January 2, 2008 received 2,500 shares of stock under the 1996 Directors Stock Participation Plan, with the exception of Rustin Howard who did not qualify for participation in the Plan at that time. The fair market value of the stock was $1.51 per share.
(5) Mr. Torello served as Director in fiscal 2008, and will not stand for re-election as a Director. The size of the Board has been reduced from six members to five members.

OUTSTANDING EQUITY AWARDS AT JULY 31, 2008

                              NUMBER OF SECURITIES     OPTION      OPTION
                            UNDERLYING UNEXERCISED   EXERCISE  EXPIRATION
NAME                                   OPTIONS (1)      PRICE        DATE
-------------------------  -----------------------  ---------  ----------
Joel M. Evans, M.D.                    10,000       $    2.58      8/2/17
                                       10,000            1.51      1/2/18
Richard D. Hornidge, Jr.               10,000            2.58      8/2/17
                                       10,000            1.51      1/2/18
Rustin Howard                          10,000            2.29     10/5/17
                                       10,000            1.51      1/2/18
William L. Reali                       10,000            2.58      8/2/17
                                       10,000            1.51      1/2/18
Ralph S. Torello (2)                   10,000            2.58      8/2/17
                                       10,000            1.51      1/2/18

(1) Each stock option was granted pursuant to our 2000 Directors Stock Option Plan. The shares were vested immediately on issuance.
(2) Mr. Torello served as Director in fiscal 2008, and will not stand for re-election as a Director. The size of the Board has been reduced from six members to five members.

     Each of our non-employee directors is paid an annual cash retainer of $10,000, paid quarterly in arrears, for their services to the Company. In addition, directors are issued shares of common stock pursuant to our 1996 Directors Stock Participation Plan, as amended, and are granted stock options to purchase common stock pursuant to our 2000 Directors Stock Option Plan, both as described below. In addition, effective in fiscal year 2005, the Chairman of the Board, if a non-employee, and the Chairman of the Audit Committee are paid annual stipends for the additional responsibilities and time commitments required of them. Mr. Nano, as an employee of the Company, has not been paid any compensation for serving as Chairman of the Board. Mr. Reali has served as Chairman of the Audit Committee since February 2, 2007 and he received a $6,000 stipend in 2008.

     Each non-employee director is also paid $1,000 for each Board meeting attended and $500 for each committee meeting attended. All directors are reimbursed for out-of-pocket expenses incurred to attend Board and committee meetings.

     Pursuant to our 1996 Directors Stock Participation Plan, as amended, on the first business day of January, each non-employee director who has been elected by the stockholders and has served at least one full year as a director is issued a number of shares of common stock equal to the lesser of $15,000 divided by the per share fair market value of such stock on the issuance date, or 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year, but prior to the January issuance date, we will issue shares of common stock to the director on a pro-rata basis up to the termination date. Common stock may not be issued pursuant to this plan after January 3, 2011.

     Pursuant to our 2000 Directors Stock Option Plan, non-employee directors are granted 10,000 fully vested, non-qualified stock options to purchase our common stock on the date the individual is first elected as a director, whether by the stockholders or by the Board, and is granted 10,000 options on the first business day of January thereafter, provided the individual is still a director. The stock options granted are at an exercise price not less than 100% of the fair market value of the common stock at the grant date and have a term of ten years from date of grant. If an individual's directorship terminates because of death or permanent disability, the stock options may be exercised within one year after termination. If the termination is for any other reason, the stock options may be exercised within 180 days after termination. However, the Board has the discretion to amend previously granted stock options to provide that such stock options may continue to be exercisable for specified additional periods following termination. In no event may a stock option be exercised after the expiration of its ten-year term. Stock options may not be granted under this plan after the first business day of January 2010.

                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and officers, and persons who own more than five percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the NYSE Alternext US. SEC regulations require reporting persons to furnish us with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports received or written representations from certain reporting persons, we believe all reporting persons complied with all applicable reporting requirements except Mr. Evans, Mr. Hornidge, Mr. Nano, Mr. Reali, and Mr. Torello each failed to file timely a Form 4 to report changes in beneficial ownership. Mr. Howard failed to file timely a Form 3 and three Form 4s.
..

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE

     Our Board of Directors determined that when a director's services are outside the normal duties of a director, we compensate the director at the rate of $1,000 per day, plus expenses, which is the same amount we pay a director for attending a one-day Board meeting. We classify these amounts as consulting expenses, included in personnel and other direct expenses relating to revenues.

     We incurred a charge of $70,500 and $22,000 in 2008 and 2007, respectively, for consulting services provided by a relative of our President and CEO.

CTT's Board Directors, Evans, Hornidge, Howard, and Reali are considered to be independent directors as defined by the NYSE Alternext. Director Nano is not considered an independent director, as he is an employee of the Company.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     CTT's compensation program consists of base salary, bonus, stock options, other incentive awards and other benefits, which the Committee generally reviews annually. The Committee's overall philosophy is to align compensation with our business strategy and to support achievement of our long-term goals. In order to attract and retain competent executives, we believe that it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience.

     The Board of Directors routinely reviews all compensation plans to assure effectiveness and fiduciary responsibility.

                COMPENSATION AND STOCK OPTION COMMITTEE REPORT:

     We have reviewed and discussed with management certain Executive Compensation and Compensation Discussion and Analysis provisions to be included in the Company's Annual Report on Form 10-K, filed pursuant to the Securities Exchange Act of 1934, as amended. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation Discussion and Analysis provisions referred to above be included in the Company's Annual Report.

    Submitted by the Compensation and Stock Option Committee of the Board of
                                   Directors

                      Richard D. Hornidge, Jr. (Chairman)
                                 Rustin Howard
                                Ralph S. Torello

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended July 31, 2008, as well as our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the year ended July 31, 2008, before those reports were filed.

     The Audit Committee discussed with our independent accountants, MHM Mahoney Cohen CPAs the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as issued, modified or supplemented.

The Audit Committee received the written disclosures from Mahoney Cohen required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued, modified or supplemented. The Audit Committee discussed with Mahoney Cohen their independence from management and from CTT.

     The Audit Committee discussed with Mahoney Cohen the overall scope, plans and budget for its audit. In addition, the Audit Committee meets with Mahoney Cohen regularly, with or without management present, to discuss the results of Mahoney Cohen's examination, evaluation of CTT's internal controls, and the overall quality of CTT's financial reporting.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2008, be included in our Annual Report on Form 10-K for the year ended July 31, 2008.

                                AUDIT COMMITTEE:

                          William L. Reali (Chairman)
                              Joel M. Evans, M.D.
                            Richard D. Hornidge, Jr.

                               EXECUTIVE OFFICERS

     On April 18, 2008, at the Annual Meeting of the Shareholders of the Company, shareholders supported the installation of the Board. The Board met and re-elected John B. Nano to his current position with the company.

NAME                   AGE  POSITION WITH CTT
---------------------  ---  ---------------------------------------------------
Current Executive Officer:
                            Chairman of the Board of Directors,
                            President and Chief Executive Officer,
  John B. Nano          64  Interim Chief Financial Officer
  Aris D. Despo         55  Executive Vice President - Business Development

Former Executive Officers:
  Donald J. Freed (1)   66  Former President and Chief Executive Officer
  Paul Levitsky (2)     52  Former Vice President and General Counsel
  Girish Nallur (3)     48  Executive Vice President - Chief Scientific Officer

     On April 18, 2008, at the Annual Meeting of the Shareholders of the Company, shareholders supported the installation of the Board. The Board met and re-elected John B. Nano to his current position with the company.


(1)     Employment with the company terminated on February 4, 2007.
(2)     Employment with the company terminated on August 7, 2007.
(3)     Employment with the company terminated on January 8, 2009.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     We have a standing compensation committee on our Board. Our President makes recommendations to the committee as to employee benefit programs and officer and employee compensation.

Annual Base Salary. The base salary for the former Chief Executive Officer was set in an agreement that was entered into in 2005. The base salary for John B. Nano was set in a three-year employment agreement effective February 2, 2007.

Annual Cash Bonus. In addition to the competitive annual base salary, we intend to reward executive officers each year for the achievement of specific goals, which may be financial, operational or technological. We consider objectively measurable goals, such as obtaining new investment capital, negotiating valuable contracts and achieving research and regulatory milestones, and more subjective goals, such as quality of management performance and consistency of effort. CTT's objectives include operating, strategic and financial goals the board considers critical to CTT's overall goal of building shareholder value. Our recommendations for cash bonuses also take into account CTT's liquidity and capital resources in any given year.

     The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered by the named executive officers during fiscal years 2008 and 2007.

                                                        ALL
                                              OPTION    OTHER
NAME                   YEAR  SALARY    BONUS  AWARDS    COMPENSATION    TOTAL
--------------------   ----  --------  -----  --------  --------------  --------
Current Executive Officers:
  John B. Nano (1)     2008  $363,702  $   -  $153,749  $ 29,534(2)     $546,985
                       2007  $161,538      -  $226,985    23,084(3)(4)  $411,607
  Aris D. Despo        2008   219,650      -     8,975                   228,625
                       2007   189,139      -       991   216,169(4)(5)   406,299
Former Executive Officers
  Donald J. Freed (6)  2007   189,231      -   210,515    20,969(3)(4)   420,715
  Paul A. Levitsky (7) 2007   182,862      -       237   164,169(4)(5)   347,268
  Girish Nallur (8)    2008   145,385      -     8,975              -    154,360

(1) Mr. Nano's salary does not include any additional compensation for serving as Chairman of the Board. Salary for 2007 represents amount from February 6, 2007 through July 31, 2007.
(2)  Payment of auto lease.
(3) Represents payment of $13,787 auto lease for Mr. Nano; $8,800 auto allowance for Dr. Freed.
(4) Represents accrual for discretionary contribution to 401(k) plan for year ended July 31, 2007 of $9,297 for Mr. Nano, $12,169 for Mr. Despo, $12, 169
     for Mr. Levitsky and $12,169 for Dr. Freed.
(5) Represents severance payments paid by the former Board of $204,000 for Mr. Despo, $152,000 for Mr. Levitsky.
(6)  Employment with the company terminated on February 4, 2007.
(7)  Employment with the company terminated on August 7, 2007.
(8)  Employment with the company terminated on January 8, 2009.

GRANTS OF PLAN BASED AWARDS

     The following table shows equity awards granted to named executive officers during fiscal 2008 and 2007. Equity awards granted in 2008 identified in the table below are also reported in the Outstanding Equity Awards at 2008 Year End Table.

                              OPTION
                              AWARDS:                 CLOSING    GRANT DATE
                              NUMBER OF               MARKET     FAIR VALUE
                              SECURITIES   EXERCISE   PRICE ON   OF STOCK
               GRANT          UNDERLYING   PRICE      GRANT      OPTION GRANTS
NAME           DATE           OPTIONS (1)  ($/SHARE)  DATE ($)           ($)(2)
-------------  -------------  -----------  ---------  ---------  --------------
John Nano         2/02/07(3)      400,000       2.52       2.50        662,800
Aris Despo        9/28/07(5)       30,000       2.25       2.25         42,960
                  8/18/06(4)       10,000       2.33       2.33         15,890
Girish Nallur  9/28/07(5)(6)       30,000       2.25       2.25         42,960

(1)  Granted pursuant to our 1997 Employees' Stock Option Plan.
(2) These amounts reflect the fair value as of the option grant date as determined by SFAS 123(R) for accounting purposes. For a description of the assumptions used to determine the grant date fair value, see Note 16 in Notes to Consolidated Financial Statements in Part II, Item 8 of Annual Report on

     Form 10-K dated July 31, 2008, filed October 28, 2008. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3) These stock options vest 25% on issuance and 25% annually for three additional years.
(4) Employees resigned prior to the first anniversary of the grant and none of these options vested. Mr. Despo was subsequently rehired.
(5) These stock options vest 25% on the first anniversary of the grant and 25% annually thereafter.
(6)  Employment with the company terminated January 8, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                   NUMBER OF       NUMBER OF
                   SECURITIES      SECURITIES
                   UNDERLYING      UNDERLYING
                   UNEXERCISED     UNEXERCISED                OPTION
                   OPTIONS         OPTIONS           OPTION   EXPIRATION
NAME               EXERCISABLE(1)  UNEXERCISABLE(1)  PRICE    DATE
-----------------  --------------  ----------------  -------  ----------
John Nano                200,000)        200,000(2)  $  2.52    02/02/17
Aris D. Despo                  -          30,000(3)     2.25     9/28/17
Girish Nallur (4)          5,000                 -      4.17      2/6/16
                          10,000                 -      2.33     8/18/16
                               -          30,000(3)     2.25     9/28/17

(1)     Option awards under our 1997 Employees Stock Option Plan.
(2)     Vesting schedule: 50% each on February 2, 2009 and 2010, respectively.
(3) Vesting schedule: 25% each on September 28, 2009, 2010, 2011, and 2012, respectively.
(4)     Employment with the company terminated on January 8, 2009.

OPTION EXERCISES DURING FISCAL YEAR 2008

     There were no options exercised during fiscal year 2008.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

     John B. Nano signed an employment agreement with the Company on February 2, 2007. The agreement provides for his employment for a period of three years from the effective date, ending at the close of business on February 1, 2010. The agreement states that the Company employs Mr. Nano as its President and Chief Executive Officer, and that he reports to the Company's Board of Directors. The agreement also states that Mr. Nano was appointed to the Board as its Chairman, without additional compensation. The agreement established his starting annual base salary at $350,000, subject to reviews and increases at the sole discretion of the Board.

     Mr. Nano's responsibilities and duties are appropriate to the position of Chief Executive Officer the Company, including, without limitation, developing and implementing an overall strategic plan and annual business plans, raising new capital, and supervising day-to-day operations. The agreement entitles Mr. Nano to receive a yearly bonus of up to 50% of his base compensation, based upon the Company's performance and his performance of objectives during that time period as determined by the Compensation Committee of the Board. Mr. Nano's agreement provides for reimbursement of business related expenses, a leased car, and participation in employee benefit programs and plans.

     The Company granted Mr. Nano ten year options ("Plan Options") for the purchase of an aggregate of 400,000 shares of the Company's common stock at the mean average of the high and low share price on the effective date of the agreement. The Plan Options vest 25% immediately upon employment, and an additional 25% on each successive one-year anniversary of the date of employment.

     If Mr. Nano resigns his employment for good reason, as defined in the employment agreement, or the Company terminates his employment without cause, he will be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus severance benefits. In the event Mr. Nano resigns from the Company without good reason, or if the Company terminates his employment with cause, the Company has no liability to him except to pay his base compensation and any accrued benefits through his last day worked, and he will not be entitled to receive severance or other benefits.

     In the event of Mr. Nano's death, or if he is unable to fulfill his obligations to the Company due to illness, injury, physical or mental incapacity or other disability, for any 120 days within any 12 month period, all obligations under the agreement are terminated; except that: the Company will pay his base compensation and accrued benefits to him or to his estate, and any unvested Plan Options granted under this agreement will become fully vested and immediately exercisable for a period of one year by him or his estate. In the event of his death, any post-retirement benefits shall be paid to Executive's estate. In the event of his disability, he will be reimbursed for one-time premium post-retirement health coverage not to exceed $120,000.

     If the Company terminates Mr. Nano's employment without cause in conjunction with a Change in Control, he will be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus the Change in Control benefit.

     The agreement's severance benefit granted to Mr. Nano provides for no less than twelve months continuation of his base compensation, his employment benefits, vesting of Options granted, and reimbursement for post retirement health coverage.

     The agreement's Changes in Control benefit granted to Mr. Nano provides for continuation of compensation in effect to be paid for a period of either twice the amount of the severance benefit period, or the remainder of his employment term, whichever is longer; continuation of his employment benefits and reimbursement for post-retirement health care benefits; and full and immediate vesting of any unvested but outstanding Options.


     The following table summarizes the value of benefits payable to Mr. Nano pursuant to the arrangements described above. Calculations are based on the termination, resignation or change of control taking place as of July 31, 2008, the last day of our most recent fiscal year.

   SUMMARY OF POTENTIAL PAYMENTS AT JULY 31, 2008 FOR JOHN B. NANO EMPLOYMENT
                                  CONTRACT (1)

                                                           POST
                                  BENEFITS    OPTIONS      RETIREMENT
                     SEVERANCE    SUMMARY     VESTING      HEALTHCARE  TOTAL
                     ($)          ($)         ($)          ($)         ($)
                     -----------  ----------  -----------  ----------  ---------
Resignation                   -           -            -            -          -
Termination
  - cause                     -           -            -            -          -
Death or disability           -           -   282,066 (3)     120,000    402,066
Resignation
  - good reason      525,000 (1)  85,240 (2)  282,066 (3)     120,000  1,012,306
Termination
  - w/o cause        525,000 (1)  85,240 (2)  282,066 (3)     120,000  1,012,306
Change of control    525,000 (1)  85,240 (2)  282,066 (3)     120,000  1,012,306

(1)  Reflects continued base salary for remaining term of the agreement.
(2) Reflects continued benefits of auto, medical, dental, vision and life insurance plan coverage for remaining term of the agreement.
(3) Reflects accelerated vesting of the unamortized cost of the options, as if the officer continued employment for the remaining term of the agreement.

OTHER ARRANGEMENTS

401(K) RETIREMENT SAVINGS PLAN

     We have an employee defined contribution plan qualified under section 401(k) of the Internal Revenue Code for all our employees who have attained the age of 21 and meet certain service requirements. The Plan has been in effect since January 1, 1997. Participation in the Plan is voluntary. Employees may defer compensation up to a specific dollar amount determined by the Internal Revenue Service for each calendar year. We do not make matching contributions, and employees are not allowed to invest in our stock under the Plan.

     Our directors may authorize a discretionary contribution to the Plan, allocated according to the provisions of the Plan, and payable in shares of our common stock valued as of the date the shares are contributed. Our directors authorized and we expensed $140,000 in 2007 for such discretionary contributions. In 2008, we expensed $143,062 for discretionary contributions, subject to final approval by our directors. We have not contributed the related shares of our common stock to the Plan for 2008; however, in 2008, we contributed 62,492 shares of our common stock to the Plan for 2007.

ANNUAL INCENTIVE PLAN

     The Competitive Technologies, Inc. Annual Incentive Plan was approved by our Board on November 22, 2005, replacing a prior plan. The Compensation Committee administers the Incentive Plan. The Compensation Committee may suspend or amend the Incentive Plan at any time from time to time, and the Board may terminate the Incentive Plan.

     The Incentive Plan provides for eligible employees to earn an annual bonus incentive in cash. The targeted annual bonus incentive award is a percentage of the participant's salary earned during the plan year, as defined in the Incentive Plan, and is comprised of two parts, 50% of which is dependent upon attainment of financial performance metrics that serve as our company wide goals and objectives and are set at the beginning of the year, the Company Component; and 50% of which is dependent upon the individual's performance compared to each individual's pre-established goals and objectives, the Individual Component. If our financial performance is less than 70% of its goal, there will be no award for the Company Component. If our financial performance is more than 120% of its goal, then the Company Component award will increase to 125% of the award, and may, under certain conditions, as defined, increase up to a maximum of 200% of the award. If a participant meets his or her individual goals, we may pay the Individual Component regardless of whether the Company Component is met.

     For the years ended July 31, 2008, 2007, and 2006, we charged $0, $0, and $143,608, respectively, to expense for annual bonus incentive awards to employees other than the Named Executive Officers.

1997 EMPLOYEES' STOCK OPTION PLAN

     The 1997 Employees' Stock Option Plan provides for the granting of stock options to purchase our Common Stock. The stock options may be incentive stock options pursuant to Section 422 of the Internal Revenue Code or non-statutory stock options. Stock options granted under the Stock Option Plan must be granted at not less than 100% of the fair market value on the date of grant.
The Compensation Committee determines the vesting period for the stock options. Stock options expire upon termination of the grantee's employment, or ten years after the grant date. In certain instances stock options which are vested or become vested upon the occurrence of an event or events specified by the Compensation Committee, may continue to be exercisable through up to ten years after the grant date, irrespective of the termination of the optionee's employment with us. No options were allowed to be granted pursuant to this plan after September 30, 2007.

                                                                 NUMBER OF
                                                                 SECURITIES
                                                                 REMAINING
                                NUMBER OF        WEIGHTED-       AVAILABLE
                                SECURITIES       AVERAGE         FOR FUTURE
                                TO BE ISSUED     EXERCISE        ISSUANCE
                                UPON EXERCISE    PRICE OF        (EXCLUDING
                                OF OUTSTAND-     OUTSTANDING     OPTIONS
PLAN CATEGORY                   ING OPTIONS      OPTIONS         OUTSTANDING)
----------------------------    -------------    ------------    ------------
Equity compensation plans
approved by security holders          806,325    $       3.35        182,000-

                 2.  ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Effective December 31, 2008, Mayer Hoffman McCann P.C. acquired the audit and attest services of Mahoney Cohen & Company, CPA, P.C. The independent registered public accountant for the Company is now known as MHM Mahoney Cohen CPAs ("Mahoney Cohen"). The accounting firm BDO Seidman, LLP ("BDO") was the Company's independent registered public accountants through December 31, 2006.

Fees Billed by Principal Accountants - The following table presents fees for professional services rendered by Mahoney Cohen and BDO for the years ended July 31, 2008 and 2007:

                               2008          2007
                             --------  -----------------
                              Mahoney   Mahoney
                                Cohen     Cohen     BDO
                             --------  --------  -------
     Audit fees              $142,299  $ 39,407  $17,375
     Tax fees                   4,000         -        -
     Audit related fees (1)     8,400     2,355    8,580
                             --------  --------  -------
     TOTAL                   $154,699  $ 41,762  $25,955
                             ========  ========  =======

     (1) Fees for review of work papers, proxy consultation, and S-1 and S-8 review.

AUDIT COMMITTEE PRE-APPROVAL OF SERVICES OF PRINCIPAL ACCOUNTANTS

     The Audit Committee has sole authority and responsibility to select, evaluate, determine the compensation of, and, where appropriate, replace the independent auditor. After determining that providing the non-audit services is compatible with maintaining the auditor's independence, the Audit Committee pre-approves all audit and permitted non-audit services to be performed by the independent auditor, except for de minimus amounts. If it is not practical for the Audit Committee to meet to approve fees for permitted non-audit services, the Audit Committee has authorized its chairman, currently Mr. Reali, to approve and review such pre-approvals with the Audit Committee at its next meeting.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The persons named in the enclosed proxy will vote to ratify the selection of Mahoney Cohen as independent public accounts for the year ending July 31, 2009, unless otherwise directed by the shareholders. Shareholder ratification of Mahoney Cohen as the Company's independent public accountants is not required by the Company's bylaw or otherwise. However, the Company is submitting selection of Mahoney Cohen to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of Mahoney Cohen as the Company's independent public accountants, the Audit Committee will reconsider the selection of such independent public accountants. If the selection is ratified, the Audit Committee may, in it discretion, direct the appointment of a different independent public account at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is necessary for the ratification of Mahoney Cohen as independent public accountants for the fiscal year ended July 31, 2009.

RECOMMENDATION

     Our Board of Directors recommends that shareholders vote FOR the ratification of Mahoney Cohen as independent public accountants for the fiscal year ended July 31, 2009.

                           PROPOSALS OF SHAREHOLDERS

     Shareholders who wish to present proposals under SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the April 2010 Annual Meeting of Shareholders, must submit those proposals so that we receive them no later than 120 days before the proxy availability date of our Proxy Statement in connection with that meeting. If we meet this year's proxy availability date of March 2, 2009, we must receive such proposals for next year's Annual Meeting no later than November 2, 2009.

     Shareholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the April 2010 Annual Meeting of Shareholders, must submit notice of those matters so that we receive them no later than 45 days before the proxy availability date of our Proxy Statement in connection that meeting. If we meet this year's expected mailing date of March 2, 2009, we must receive notice of such matters for next year's Annual Meeting no later than January 8, 2010. Notice received after January 8, 2010 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

                                    GENERAL

     We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials, and any additional information furnished to shareholders. Arrangements will be made to furnish solicitation materials to brokerage houses, custodians, nominees and other fiduciaries, holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We will reimburse these third-parties for reasonable out-of-pocket expenses. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic transmission or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. We have retained Morrow & Co., LLC. located at 470 West Avenue, Stamford, CT 06902, for an estimated fee of $5,000, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

     Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC also are available on or through our website at www.competitivetech.net as soon as reasonably practicable after they are filed with or furnished to the SEC.

     Upon written request, we will provide without charge (except for exhibits) to any shareholder of record or beneficial owner of our securities, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended July 31, 2008, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to our reasonable expenses in furnishing such exhibits. Written requests should be addressed to:
Secretary, Competitive Technologies, Inc., 777 Commerce Drive, Fairfield, Connecticut, 06825.

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to shareholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement, including the Notice of Internet Availability of Proxy Materials, may have been sent to multiple shareholders in your household. We promptly will deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: Secretary, Competitive Technologies, Inc., 777 Commerce Drive, Fairfield, Connecticut, 06825, telephone: (203) 368-6044. If in the future you want to receive separate copies of our corporate communications to shareholders, such as the Notice of Internet Availability of Proxy Materials, proxy statements and annual reports, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact us at the above address and phone number.

     The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies' discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of CTT.

                                   By Order of the Board of Directors,




                                   JOHN B. NANO
                                   Chairman, President and CEO

Dated: March 2, 2009

                        *
                      *****
                    **-----**
                  **-----       COMPETITIVE
                ****----        TECHNOLOGIES
                  **=====       Unlocking the Potential of Innovation (R)
                    **=====**
                      *****
                        *  (R)